This AMENDMENT  NO. 1 (THIS "AMENDMENT") TO THE ESCROW
AGREEMENT is entered into this 23rd day of February, 2000, by and among BGI Acquisition LLC, a Wyoming limited liability company ("Parent"), Besicorp Ltd., a New York corporation ("BL"), Besicorp Group Inc., a New York corporation ("Besicorp"), WOM, Inc.("WOM"), a New York corporation, and Robinson Brog Leinwand Greene Genovese & Gluck P.C. (the "Escrow Agent").


                                    RECITALS:

         A. Parent, BL, Besicorp, Escrow Agent and BGI Acquisition Corporation ("Acquisition"), a New York corporation, are parties to an Escrow Agreement dated as of March 22, 1999 (the "Initial Escrow Agreement" and, as amended by this Amendment, the "Escrow Agreement").

         B. Parent, Acquisition and Besicorp are parties to an Agreement and Plan of Merger (as amended, the "Plan of Merger") whereby Acquisition merged into Besicorp.

         C. BL has entered into an Amended and Restated Agreement and Plan of Merger which contemplates, among other things, that BL will contribute to WOM the interests in the Bansbach Litigation (as defined below) that BL received pursuant to the Contribution Agreement by and between BL and Besicorp dated March 22, 1999 and will distribute all of the shares of WOM's common stock to BL's shareholders (the "BL Spin-Off").

         D. It is a condition to the BL Spin-Off that the parties hereto amend the Initial Escrow Agreement to permit the Escrow Agent to provide money from the Escrow Fund to WOM and BL in certain situations.

         E. Capitalized terms used in this Amendment without definition herein have the meanings ascribed to them by the Initial Escrow Agreement.


                               A G R E E M E N T S

         Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. The first sentence of Section 1(b) of the Initial Escrow Agreement is hereby amended to read in its entirety as follows:

         "Buyer Monitoring Costs" shall mean the out-of-pocket expenses of Buyer (including the fees and expenses of attorneys and other professionals) incurred by Buyer in connection with its right to be represented by counsel with respect to BL Assumed Matters and the Bansbach

Litigation (where BL is contesting, defending, litigating, settling or otherwise controlling such matter pursuant to Section 7 of the Indemnification Agreement or WOM is contesting, defending, litigating, settling or otherwise controlling such matter as a result of the BL Spin-Off).

         2. Section 1 of the Initial Escrow Agreement Plan is hereby amended by inserting Sections 1(f), 1(g), 1(h), 1(i) and 1(j) as follows:

                  (f) "WOM Permitted Expenses" shall mean the reasonable expenses

         (A) incurred by BL or WOM in connection  with (i) the formation of WOM,
         (ii) the BL Spin-Off (including the cost of distributing the shares of WOM's Common Stock (including the fees and expenses of Continental Stock Transfer & Trust Co. ("Continental")), and (iii) the preparation and filing of a registration statement on Form 10-SB, and all amendments thereto, with respect to WOM's Common Stock, and

         (B) incurred by WOM in connection with (i) maintaining WOM's existence (including the fees and expenses of Continental or any other registrar and transfer agent for WOM's common stock), (ii) compliance by WOM with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, and (iii) such other matters as may be reasonably necessary to permit the Bansbach Litigation to continue; provided, however that WOM shall not be permitted to receive payments in excess of $35,000 per annum with respect to WOM Permitted Expenses described in this clause (B) which are incurred in any 12 month period commencing after the consummation of the BL Spin-Off;

provided that neither BL nor WOM shall be entitled to reimbursement for the cost or value of the services and facilities provided by BL to WOM pursuant to the WOM Contribution Agreement. BL or WOM, as applicable, shall provide Buyer and the Escrow Agent documentation reasonably acceptable to Buyer (including billing rate information and amounts of hours) in connection with requests by BL or WOM as applicable, for reimbursement of such WOM Permitted Expenses.

                  (g) "WOM Litigation Costs" shall mean all costs and expenses, except for costs and expenses which would not be permitted to be paid by a corporation to its directors or officers under BCL Sections relating to the defense, prosecution, participation in administrative proceedings, responding to civil investigative demands or inquiries, settlement, or payment of (i) the Bansbach Litigation; and (ii) litigation arising out of or relating to the Bansbach Litigation, the Spin-Off and WOM's existence (including, for each of items (i) through (iv) above, counsel and witness fees and expenses). Notwithstanding the foregoing sentence, to the extent a set of facts could give rise to WOM Litigation Costs and Buyer Indemnity Claims (as defined herein) the provisions of the Indemnification Agreement (including Section 7 thereof) shall apply (with the substitution of WOM for BL, as appropriate).

                  (h) "Bansbach Litigation" shall mean the shareholder derivative action in the New York Supreme Court, Ulster County, entitled John Bansbach v. Michael F. Zinn, Michael J. Daley, Gerald A. Habib, Harold Harris, Richard E. Rosen, and Besicorp Group Inc., Index No. 97-2573.

                  (i) "BL Spin-Off" shall mean BL's contribution to WOM of the interests in the Bansbach Litigation that BL received pursuant to the Contribution Agreement by and between BL and Besicorp dated March 22, 1999 and BL's distributing all of the shares of WOM's common stock to BL's shareholders.

                  (j) "WOM Contribution Agreement" shall mean the Contribution Agreement by and between WOM and BL to effectuate the BL Spin-Off.

         3. The fourth sentence of Section 2 (b) of the Initial Escrow Agreement is hereby amended to read in its entirety as follows:

         The Escrow Funds shall be deposited by the Escrow Agent in a separate interest bearing money market bank account at HSBC Bank USA or in such other accounts or investments as Buyer, BL and WOM jointly agree in writing.

         4. Section 3 of the Initial Escrow Agreement is hereby amended to read in its entirety as follows:

                  3.       Disposition of the Escrow Fund

                  (a) Use of Escrow Fund. The Escrow Fund shall serve as a source of funding claims for:

                  (i) (A) indemnity made by the Buyer pursuant to the Indemnification Agreement, including any claims for Buyer Monitoring Costs to the extent permitted under Section 1(b) hereof, any claims of Buyer with respect to BL Assumed Matters arising from the failure of BL to diligently prosecute or defend such BL Assumed Matters, any claims of Buyer with respect to the Bansbach Litigation arising from the failure of WOM to diligently prosecute or defend the Bansbach Litigation and any payment of fees and expenses of the Paying Agent pursuant to Section 2.3.8 of the Merger Agreement (all such claims described in this Section 3(a)(i), "Buyer Indemnity Claims") and (B) amounts in connection with any Tax refund set forth on a Return filed by Besicorp prior to the Merger to the extent such amounts have not been received by Besicorp or the Surviving Corporation prior to March 31, 1999 (a "Tax Refund Claim"), it being understood however, that Buyer shall repay to the Escrow Fund amounts received from an applicable taxing authority with respect to any Tax Refund Claim promptly following its receipt by the Surviving Corporation; and

                  (ii) payment of Litigation Costs, WOM Permitted Expenses and WOM Litigation Costs.

                  (b) Disbursements with respect to Buyer Indemnity Claims. If Buyer shall request a disbursement from the Escrow Fund associated with any Buyer Indemnity Claim or Tax Refund Claim, it shall give notice of such request (which may include Buyer Monitoring Costs to the extent permitted under Section 1 above) executed by Buyer, to the Escrow Agent, BL and WOM, which notice shall set forth the amount requested, the basis for such request, and reasonable documentation to support such request (such notice being substantially in the form of Exhibit A hereto), and shall include the Notice of Claim if the provision of a Notice of Claim is so required under the Indemnification Agreement. With respect to any Tax Refund Claim, the Escrow Agent shall disburse the amount requested within 5 days of its receipt of the notice. With respect to Buyer Indemnity Claims, in the event the Escrow Agent shall not have received a notice of objection from BL or WOM within 30 days after delivery of such notice, the Escrow Agent shall disburse the amount requested. In the event the Escrow Agent shall receive a timely notice of objection from BL or WOM, it shall not disburse the amount requested until it shall have received (i) the joint written notice of BL, WOM and the Buyer setting forth the joint direction of such parties (such notice being substantially in the form of Exhibit B hereto), (ii) a written instrument representing a final and non-appealable order or similar direction with respect to the disposition of such amount issued by the arbitrator or arbitration forum and using the procedures referred to in Section 6(b) of the Indemnification Agreement, or (iii) a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of such funds. Notwithstanding the foregoing, BL and WOM shall not unreasonably withhold its consent to a request by Buyer for payment of Buyer Indemnity Claims.

                  (c) Disbursements with respect to BL. If BL shall request a disbursement from the Escrow Fund with respect to Litigation Costs, it shall give notice of such request, executed by BL, to the Escrow Agent, WOM and Buyer through a notice in substantially the form of Exhibit C hereto) which notice shall set forth the amount requested, the basis for such request and reasonable documentation to support such request. BL shall give a separate notice with respect to each item of Litigation Costs, and shall provide a notice no less frequently than monthly with respect to each matter for which BL is then incurring Litigation Costs. In the event the Escrow Agent shall not have received a notice of objection from Buyer or WOM within 30 days after delivery of such notice, the Escrow Agent shall disburse the amount requested. In the event the Escrow Agent shall receive a timely notice of objection from Buyer or WOM, it shall not disburse the amount requested until it shall have received (i) the joint written instructions of BL, WOM and the Buyer setting forth the joint direction of such parties (such notice being substantially in the form of Exhibit B hereto), (ii) a written instrument representing a final and non-appealable order or similar direction with respect to the disposition of such amount issued by the arbitrator or arbitration forum and using the procedures referred to in Section 6(b) of the Indemnification Agreement, or
(iii) a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of such funds. Notwithstanding the foregoing, but subject to the following sentence, Buyer and WOM shall not unreasonably withhold its consent to a request by BL for payment of Litigation Costs, it being understood that the term "not unreasonably" as used in this sentence shall be determined in light of all relevant factors, including (x) the estimates of the amounts needed to complete each of the Existing Litigation Matters previously provided to Buyer and WOM and (y) amounts then remaining in the Escrow Fund.

                  (d) Disbursements with respect to WOM Permitted Expenses and WOM Litigation Costs. If BL or WOM shall request a disbursement from the Escrow Fund with respect to WOM Permitted Expenses or WOM Litigation Costs it shall give notice of such request executed by BL or WOM, as the case may be (the "Requesting Party"), to WOM (if BL is the Requesting Party or BL (if WOM is the Requesting Party) (such receipient, the "Non-Requesting Party"), the Escrow Agent and Buyer, through a notice substantially in the form of Exhibit D hereto, which shall set forth the amount requested, the basis for such request, and reasonable documentation to support such request. The Requesting Party shall give a separate notice with respect to each item of WOM Permitted Expenses and WOM Litigation Costs, and shall provide a notice no less frequently than quarterly. In the event the Escrow Agent shall not have received a notice of objection from Buyer or the Non-Requesting Party within 30 days after delivery of such notice, the Escrow Agent shall disburse the amount requested. In the event the Escrow Agent shall receive a timely notice of objection from Buyer or the Non-Requesting Party, it shall not disburse the amount requested until it shall have received (i) the joint written instructions of BL, WOM, and the Buyer setting forth the joint direction of such parties (such notice being substantially in the form of Exhibit E hereto), (ii) a written instrument representing a final and non-appealable order or similar direction with respect to the disposition of such amount issued by the arbitrator or arbitration forum and using the procedures referred to in Section 6(b) of the Indemnification Agreement, or (iii) a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of such funds. Notwithstanding the foregoing, Buyer and the Non-Requesting Party, shall not unreasonably withhold their consent to a request by a Requesting Party for payment of WOM Permitted Expenses and WOM Litigation Costs, it being understood that the term "not unreasonably" as used in this sentence shall be determined in light of all relevant factors, including (x) a current estimate of the amounts needed to complete the Bansbach Litigation and (y) amounts then remaining in the Escrow Fund.

         5. Section 4 of the Initial Escrow Agreement is hereby amended to read in its entirety as follows:

                  4.       Release of the Escrow Fund

         (a) Release of Escrow Fund Proceeds. At any time following the fifth anniversary of the date hereof that each of the following conditions are fulfilled (collectively, the "Release Conditions"):

                           (i) all Buyer Indemnity Claims that have been set forth in notices provided under Section 3(b) of this Agreement have been settled and paid in accordance with the provisions of Section 3(b), no such claims remain outstanding, and that, in the reasonable judgement of Buyer, no future Buyer Indemnity Claims are foreseeable;

                           (ii) all claims of BL that have been set forth in notices provided under Section 3(c) of this Agreement have been settled and paid in accordance with the provisions of Section 3(c), and no such claims remain outstanding and all claims of BL and WOM that have been set forth in notices provided under Section 3(d) of this Agreement have been settled and paid in accordance with the provisions of Section 3(d) and no such claims remain outstanding; and

                           (iii)  each  BL  Assumed   Matter  and  the  Bansbach
         Litigation have been settled through either (A) a final, non-appealable judgement against the Surviving Corporation and all Purchaser Indemnitees or, in the case of the Bansbach Litigation, WOM; (B) a settlement or other conclusion to the BL Assumed Matter that (x) contains a release from all liability in favor of the Surviving Corporation and Purchaser Indemnitees without any further obligation by the Surviving Corporation or Purchaser Indemnitees to make any payment or incur any other Liability or Obligation with respect to such matter,
         (y) does not attribute by its terms liability to the Surviving Corporation or any Purchaser Indemnitee and (z) if the Scheduled Matter is litigation or a proceeding, includes as a term thereof a full dismissal of the litigation or proceeding with prejudice or (C) a settlement or other conclusion to the Bansbach Litigation that (x) contains a release from all liability in favor of WOM without any further obligation by WOM to make any payment or incur any other Liability or Obligation with respect to such matter, (y) does not attribute by its terms liability to WOM and (z) includes as a term thereof a full dismissal of the litigation or proceeding with prejudice.

BL may, at its option, notify the Escrow Agent, WOM and the Buyer that all of the Release Conditions have been fulfilled. In the event the Escrow Agent shall not have received a notice of objection from the Buyer or WOM at least ninety
(90) days after delivery of such notice, it shall be entitled to disburse all amounts then remaining in the Escrow Fund and this Agreement shall terminate. In the event that the Escrow Agent shall receive a timely notice of objection from the Buyer or WOM, it shall not disburse any portion of the Escrow Fund and shall disburse the Escrow Fund only in accordance with the provisions of the fourth sentence of Section 3(c) or 3(d) hereof, as applicable.

                  (b) Consultations. BL , WOM and Buyer agree they will meet no less than annually for the purpose of examining the amounts set forth in the Escrow Fund and the amounts of Buyer Indemnity Claims, WOM Permitted Expense, WOM Litigation Costs and Litigation Costs expended from the Escrow Fund, for the purpose of determining whether the amount of the Escrow Fund is more than sufficient to secure Buyer pursuant to the Indemnification Agreement and WOM in connection with the Bansbach Litigation and hereunder.

         6. Section 5 of the Initial Escrow Agreement is hereby amended to read in its entirety as follows:

                  5.       Escrow Agent

                  (a) The  Escrow  Agent  shall  not be liable in any way to any party hereto for its refusal to comply with adverse claims or demands being made upon it and shall not be responsible for any act or failure to act on its part, nor shall it have any liability under this Escrow Agreement, except in the case of bad faith, willful default or gross negligence. The Escrow Agent's duties and responsibilities, in its capacity as such, shall be limited to those expressly set forth in this Escrow Agreement, and the Escrow Agent shall not be subject to, or recognize, any other agreement between any or all of the parties hereto even though reference thereto may be made herein, except to the extent that definitions contained in the Merger Agreement or the Indemnification Agreement and the alternative dispute resolution procedures of the Indemnification Agreement are incorporated into this Escrow Agreement. This Escrow Agreement may not be amended at any time in such a way as to affect the rights, responsibilities, obligations, liabilities or fees of the Escrow Agent except with the Escrow Agent's prior written consent, as evidenced by an instrument in writing signed by all the parties hereto.

                  (b) The Escrow Agent (so long as it is Robinson Brog Leinwand Greene Genovese & Gluck P.C.) or any member of its firm, shall be permitted to act as counsel for BL and WOM in any dispute or question as to any matter arising out of the Merger Agreement, the Distribution, the Transactions, the BL Spin-Off or the merger pursuant to the Amended and Restated Agreement and Plan of Merger dated as of November 24, 1999 by and among BL and certain other parties.

                  (c) The Escrow Agent may resign at any time upon ninety (90) days written notice to Buyer, WOM and BL and in such event, shall deliver the Escrow Funds and any interest thereon pursuant to the joint written instructions of BL, WOM and Buyer. The parties agree to make any necessary amendments to this Agreement to permit the successor escrow agent to assume the obligations of Escrow Agent under this Agreement. Should the successor escrow agent not assume this Agreement, the Escrow Agent may deposit the Escrow Fund and any such interest with the clerk of an appropriate court in New York, New York.

                  (d) Each of BL, WOM and Buyer agree, jointly and separately, to indemnify and hold harmless the Escrow Agent from and against any demands, claims, causes of action, liabilities, costs and expenses (including outside counsel fees and disbursements), arising out of this Escrow Agreement except for claims which are asserted against the Escrow Agent based upon the Escrow Agent's failure to comply with the terms and conditions of this Escrow Agreement or the bad faith, gross negligence or willful misconduct of the Escrow Agent; provided however, that (A) promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any such action, suit or proceeding, the Escrow Agent shall notify all parties hereto in writing of the existence of such demand, claim, action, suit or proceeding; and (B) the indemnitor(s) shall be entitled, at its own expense, to participate in and assume the defense of any such action, suit or proceeding.

                  (e) The Escrow Agent shall be entitled to be compensated by BL for its reasonable time expended and disbursements incurred in connection with carrying out its duties hereunder.

                  (f) The Escrow Agent shall be entitled to rely or act upon any notice, instrument or document believed by it to genuine and to be executed and delivered by the proper person and shall have no obligation to verify any statements contained in any notice, instrument or document or the accuracy or due authorization of the execution of any notice, instrument or document. The Escrow Agent shall be entitled to refrain from taking any action other than to keep all cash and other payments and all other property held by it in Escrow and to make the investments as herein provided until it shall be directed otherwise in writing by the Buyer, BL and WOM, or as otherwise provided herein or by a final order. The Escrow Agent shall not have any interest in the Escrow Fund, other than possession thereof in its capacity as escrow agent hereunder.

         7. Section 6 (a) of the Initial Escrow Agreement is hereby amended to read in its entirety as follows:

         (a) Any notice to be delivered hereunder shall be delivered as provided and to the addresses as specified in Section 8.4 of the Merger Agreement. Any notice to the Escrow Agent shall be addressed as follows: Robinson Brog Leinwand Greene Genovese & Gluck P.C., 1345 Avenue of the Americas, New York, NY 10105,
Attention: A. Mitchell Greene, telecopier No. (212) 956-2164. Any notice to WOM shall be addressed as follows: WOM, Inc, 1151 Flatbush Road, Kingston, New York 12401, Attention: Frederic Zinn, telecopier No. (914) 336-7172. Notices shall be deemed conclusively to have given or delivered hereunder if the same is in writing, signed by any authorized officer, partner or member and (a) mailed, by registered or certified mail, return receipt requested, postage prepaid; or (b) sent via expedited courier service that regularly requires signed receipts evidencing delivery at the addresses set forth in Section 8.4 of the Merger Agreement;

         8. Exhibit B to the Initial Escrow Agreement is hereby amended to read in its entirety as set forth in Exhibit 1 hereto.

         9. Exhibits D and E (as set forth in Exhibit 2 hereto) are hereby inserted following Exhibit C to the Initial Escrow Agreement.

         10. Addition of WOM as a Party. The parties hereto agree that WOM shall henceforth be deemed to be a party to the Escrow Agreement and shall be entitled to the rights and privileges and subject to the duties and obligations set forth in the Escrow Agreement which are applicable to WOM.

         11. Effective Date. This Amendment shall be effective at such time as the distribution of all of the shares of WOM to BL's shareholders pursuant to the BL Spin-Off is effectuated. Until such time the Initial Escrow Agreement shall remain in full force and effect as if the parties hereto had not entered into this Amendment.

         12. Effect of Amendment. Except as amended by this Amendment, the Initial Escrow Agreement shall remain in full force and effect. This Amendment shall not constitute a waiver or amendment of any provision of the Initial Escrow Agreement not referred to herein.

         13. Entire Agreement. This Amendment, the Initial Escrow Agreement, and the instruments to be delivered by the parties pursuant to the provisions of this Amendment and the Initial Escrow Agreement constitute the entire Escrow Agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

         14. Applicable Law. This Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of New York applicable to contracts made in that State.

         15. Assignability. This Amendment shall not be assignable by either party without the prior written consent of the other party.

         16. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

                                     BESICORP LTD.


                                     By:      /s/Frederic M. Zinn
                                                 ----------------
                                          Name:  Frederic M. Zinn
                                                 Office: Senior Vice President


                                       BESICORP GROUP INC.


                                       By:      /s/James Haber
                                                   -----------
                                            Name:  James Haber
                                                   Office: President


                                        BGI ACQUISITION LLC


                                        By:      /s/James Haber
                                                    -----------
                                             Name:  James Haber
                                              Office: President



                                         WOM, INC.


                                          By:      /s/Frederic M. Zin
                                               Name:  Frederic M. Zinn
                                                      Office:
                                                           Senior Vice President


                                           ROBINSON BROG LEINWAND GREENE
                                           GENOVESE & GLUCK P.C.


                                           By:      /s/A. Mitchell Greene
                                                       ------------------
                                               Name:   A. Mitchell Greene
                                                          Office:  Partner

                                                                      Exhibit 1
                                    Exhibit B
                        FORM OF JOINT DISBURSEMENT NOTICE
                                   CERTIFICATE

                   This certificate is being issued pursuant to Section 3[(b/c)] of that certain Escrow Agreement dated as of March 22, 1999 by and among Besicorp Group Inc., a New York corporation; Besicorp Ltd., a New York corporation; BGI Acquisition Corporation, a New York corporation; BGI Acquisition LLC, a Wyoming limited liability company; and Robinson Brog Leinwand Greene Genovese & Gluck P.C. (as amended by Amendment No. 1 dated as of February 23, 2000, the "Escrow Agreement"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned, a duly authorized officer of [Besicorp Group Inc./ BGI Acquisition LLC], a duly certified officer of WOM and a duly certified officer of BL each hereby certify that:

         1. On __________,  ___ _______  ___________________ filed a certificate
(a copy of which was attached to this certificate with the Escrow Agent) (the "Disputed Certificate") with the Escrow Agent and the other parties required under Section 3[(b/c)] of the Escrow Agreement.

         2. The other party receiving the Disputed Certificate disputed an element of the Disputed Certificate in accordance with the above provision of the Escrow Agreement.

         3. The parties hereto are now jointly requesting the Escrow Agent release the amount of $_______ of the Escrow Fund to _____________ as the agreed-to payment with respect to the Disputed Certificate.

         IN WITNESS WHEREOF, Buyer, WOM and BL have executed and delivered this Certificate as of the ________day of ___________ ________.


                                      [BESICORP GROUP INC./ BGI ACQUISITION LLC]


                                       By:
                                              _________________________________
                                              By:
                                              Its:

                                       WOM, INC.

                                          ________________________________
                                          By:

                                             By:
                                             Its:

                                      BESICORP LTD.


                                      By:_________________________________
                                              By:
                                              Its:

                                    Exhibit D                        Exhibit 2
                      FORM OF BL'S/WOM DISBURSEMENT NOTICE
                                   CERTIFICATE

          This certificate is being issued pursuant to Section 3(d) of that certain Escrow Agreement dated as of March 22, 1999 by and among Besicorp Group Inc., a New York corporation; Besicorp Ltd., a New York corporation; BGI Acquisition Corporation, a New York corporation; BGI Acquisition LLC, a Wyoming limited liability company; and Robinson Brog Leinwand Greene Genovese & Gluck P.C. (as amended by Amendment No. 1 dated as of February 23, 2000, the "Escrow Agreement"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned, a duly authorized officer of [BESICORP LTD./WOM, Inc.] (the "Requesting Party"), hereby certifies that:

         1. The Requesting Party is requesting the Escrow Agent release the amount of $_______ of the Escrow Fund on account of WOM Litigation Costs and WOM Permitted Expenses paid by the Requesting Party.

         2. The Requesting Party is requesting the amount in Paragraph 1 above on account of [brief description of the claim] (the "Claim").

         3. Attached hereto is documentation which supports the amount of the Claim.

         4. The Requesting Party has previously claimed the amount of $_______ with respect to the matter for which the WOM Litigation Costs or WOM Permitted Expenses the subject of this Certificate are being paid.

         5. The amounts being requested pursuant to this Certificate have been used in a manner reasonably believed by the Requesting Party to bring the matter for which the WOM Litigation Costs or WOM Permitted Expenses are being spent on to conclusion in an economically efficient manner and as quickly as reasonably possible.

         6. A copy of this Certificate, including all attachments, has been sent to Buyer in the manner set forth in the Indemnification Agreement.

         IN WITNESS WHEREOF, the Requesting Party has executed and delivered this Certificate as of the ________day of ___________ ________.

                            [BESICORP LTD./WOM, Inc.]


                              By:_________________________
                                   By:
                                   Its:

                                    Exhibit E
                        FORM OF JOINT DISBURSEMENT NOTICE
                                   CERTIFICATE


          This certificate is being issued pursuant to Section 3(d) of that certain Escrow Agreement dated as of March 22, 1999 by and among Besicorp Group Inc., a New York corporation; Besicorp Ltd., a New York corporation; BGI Acquisition Corporation, a New York corporation; BGI Acquisition LLC, a Wyoming limited liability company; and Robinson Brog Leinwand Greene Genovese & Gluck P.C. (as amended by Amendment No. 1 dated as of February 23, 2000, the "Escrow Agreement"). Terms not defined in this certificate shall have the meanings set forth in the Escrow Agreement. The undersigned, a duly authorized officer of [Besicorp Group Inc./ BGI Acquisition LLC], a duly certified officer of Besicorp Ltd. and a duly certified officer of WOM, Inc. each hereby certify that:

         1. On __________,  ___ _______  ___________________ filed a certificate
(a copy of which was attached to this certificate with the Escrow Agent) (the "Disputed Certificate") with the Escrow Agent and the other parties required under Section 3(d) of the Escrow Agreement.

         2. The other party receiving the Disputed Certificate disputed an element of the Disputed Certificate in accordance with the above provision of the Escrow Agreement.

         3. The parties hereto are now jointly requesting the Escrow Agent release the amount of $_______ of the Escrow Fund to _____________ as the agreed-to payment with respect to the Disputed Certificate.

         IN WITNESS WHEREOF, Buyer, BL and WOM have executed and delivered this Certificate as of the ________day of ___________ ________.


                                      [BESICORP GROUP INC./ BGI ACQUISITION LLC]



                                       By:__________________________

                                             By:
                                             Its:



                                      BESICORP LTD.


                                       By:_________________________
                                             By:
                                             Its:

                                             WOM, Inc.


                                            By:________________________
                                                  By:
                                                  Its: